Exhibit 99.1
 
CONFIDENTIAL 1 With the Power of Elevated Visual Content May 28, 2024 Move the World 469262742, wundervisuals

2 1 3 4 Our Differentiated Value Proposition Our AI Opportunity Financial Highlights 2 2 The Power of Our Authentic Content Getty Images is a Preeminent Global Content Creator and Marketplace 1454065258, Marco Bottigelli

1 The Power of Our Authentic Content 1634256861, Willie B. Thomas 3

We Believe in the Power of Visual Content 4

5 Visuals that Make People Think, Feel, Take Action, or Bear Witness to History

An Image That Instantly Tells a Story 1856938959, Pyrosky 6

7 A Shot That Expands Global Perspective and Transcends Language 463933990, AFP

8 An Image that Transports You Back to a Moment 515612650, Bettmann

9 Or The Big Moment Captured Through a Unique Lens 1450119456, Shaun Botterill – FIFA

Created with Generative AI by Getty Images 10 An AI-Generated Visual Sprung From the Depths of the Imagination

There’s a Story in Every Picture, a Narrative in Every Frame 11

With the Omnipresence of Visual Storytelling…

>7 Hours

Spent Daily Consuming Digital Media on Average by American Adults in 2023[1]

>50 %

Of Consumers Prefer Visual Content Over Text When Making Purchase Decisions[2]

> 200 x

Growth in People Actively Using Social Media Globally Since 2000 (~62% of World Population)[3]

~290 %

Increase in the Percentage of Americans Who Place No Trust in Mass Media Since 2000[4]








and fake news
fake news

…Our Authentic, Differentiated, High Quality Content Stands Out More than Ever

Source: [1] 2023 study by eMarketer. [2] 2019 study by Performics and Northwestern's Medill School of Journalism. [3] 2024 meta-analysis by We Are Social and Meltwater utilizing data from Kepios. [4] 2023 polling by Gallup.

gettyimages iStock Unsplash
12

2 Our Differentiated Value Proposition 2146684880, Gregory Shamus

14 1 A Leading Industry Player with Powerful, Optimized Platform 2 Unique and Scaled Creative & Editorial Content Offering 3 Diversified and Loyal Customer Base 4 Subscription-Driven, High-Margin, Durable Financial Profile 5 Experienced Management Team Committed to De-Leveraging 6 Well-Positioned to Capitalize on AI Opportunity with Best-in-Class Product Partnerships 14 7 Poised to Benefit from Near-Term Macro Tailwinds Investing in a Market Leader With an Enduring Competitive Edge 1203392571, donwogdo

15 Solutions For a Full Spectrum of Content Needs and Budgets that Mitigate Risk Competitive Royalties with Higher Tiers for Exclusive Content Significant Audience Reach & Scale Creators of Visual Content Customers of Visual Content Why Do Creators and Customers Consistently Choose Getty Images? Depth, Breadth, and Quality of Differentiated and Authentic Content Access to Getty Images’ Exceptional Expertise in Visual Content for Crafting Compelling Stories

16 Asset Type Plans & Pricing Go-to-Market Asset Rights Free & Low-Cost Creative Stills Capped / No Indemnification Primarily E-Commerce & Online Service Free (Ads), Subscriptions, Paid API Integrations Budget-Conscious Stills, Video, and Generative AI Capped Indemnification With Option for More Protection Primarily E-Commerce & Online Service A La Carte, Subscriptions Premium Creative & Editorial (Stills, Music, Video, and Generative AI) Uncapped Indemnification & Rights Customized to Customer Needs Premium Account Management & Dedicated Support A La Carte, Subscriptions, & Custom Assignments Target Customer SMBs, Prosumers, Pro & Semipro Content Creators Enterprises SMBs We Are Uniquely Positioned at the Center of the Creative Economy

Getty Images' High Quality Revenue Model

Powerful Creative & Editorial Content

(% of 2023 Revenue)

Creative – ~2/3

- Royalty-Free Photos, Illustrations, and Videos
- Custom Visual Content Shoots
- Generative AI Services
- 90+ Person Creative Insights Team

Editorial – ~1/3

- News, Sports, & Entertainment
- One of the Largest Privately Held Image Archives

Underpinned by Exclusive Content

(% of 2023 Revenue)

Exclusive Content – 66 %

- **70+** Exclusive Content Partners (FIFA, MLB, NBA, International Olympic Committee)
- **110** Dedicated Staff Photographers & Videographers
- **80K+** Exclusive Contributors

Non-Exclusive Content – 34 %

- **557K+** Total Contributors

Serving a Broad & Tenured Customer Base

Customer Breakdown

(% of 2023 Revenue)



16 %
56 %
28 %
Corporations
Media
Agencies

Customer Tenure

(% of 2023 Revenue)



11 %
8 %
81 %
0-5 Years
6-10 Years
10+ Years

That is Increasingly Subscription Driven

Subscription Penetration

(% of 2023 Revenue)



47 %
53 %
Subscription
A La Carte

gettyimages iStock Unsplash

Source: Company filings and internal financial records as of Dec-2023.

17

Creative: Introducing Our Differentiated and Authentic Offering

~2/3

Of 2023 Revenue From Creative

Unique and Robust Visual Collection of Royalty-Free Images and Videos, Available in a Variety of Formats and Styles

High Quality Creative Library with Breadth and Depth for Any Use Case

2.8B+

Annual Searches Across Getty Images' Library of Assets

Photos · *Illustrations* · *Videos* · *Vectors* · *Music*

Comprehensive Custom Content Offering

75K+

In-Network Exclusive Creators to Help Brands Develop Custom Creative Content

Fueling Powerful Brand Messaging for Companies Like

BARCLAYS · CHIPOTLE MEXICAN GRILL · Dove · TOYOTA

To Fully Realize Their Creative Visions

Custom Market Research and In-House Visual Expertise Via VisualGPS

Global Insights Team Collaborating With Leading Partners

AARP · glaad · NAACP · NDLA

7,000+

Consumers Engaged Through the VisualGPS Platform

gettyimages iStock Unsplash

1402003572, Daniel Garrido

18

19

1216206166, simonkr 20

21 The Power of Our Editorial Business ~1/3 Of 2023 Revenue From Editorial Unique Scope & Scale of Coverage Award-Winning Specialists 70+ Premium Content Partners Comprehensive Archive Deep Expertise & Capabilities Exclusive Rights & Access 160K+ Annual Events Across News, Sports, and Entertainment 110 Staff Photographers and Videographers 1,400+ Industry Awards 135M+ Images Across Geographies, Times, and Verticals ~300 Members of Our Dedicated Editorial Team With Deep Industry Experience 14+ Years of Experience on Average Bettmann Archive Sygma Gamma 1294931398, Win McNamee Paris 2024 Summer Olympics

22

23 Exclusive Content Underpins Competitive Differentiation and Drives ~2/3 of Revenue For many customers, Getty Images is the preferred visual content partner because of our exceptional access to exclusive content that cannot be obtained anywhere else. In a world of infinite imagery, we help our customers stand out with elevated visual storytelling. 860880772, skynesher

24 Craig Peters Chief Executive Officer Over 16 Years of Experience at Getty Images with Broader Experience in Media, Sports, and Technology 2139231507, Ben Solomon Michael Teaster SVP, Chief of Staff 30 Years with Getty Images Mikael Cho Co-Founder & CEO of Unsplash Founded Unsplash in 2017 with Broad Experience in Media and Entrepreneurship Grant Farhall Chief Product Officer 13 Years with Getty Images Gene Foca Chief Marketing Officer 7 Years with Getty Images. Previously with Fresh Direct, Amazon and Time Nate Gandert Chief Technology Officer 13 Years with Getty Images Kjelti Kellough General Counsel 15 Years with Getty Images Jennifer Leyden Chief Financial Officer 8 Years with Getty Images. Prior CFO at Physique 57 & Previously with Sony Music & Columbia Records Ken Mainardis SVP, Global Head of Content 20 Years with Getty Images Peter Orlowsky SVP, Strategic Development 27 Years with Getty Images Rebecca Swift SVP, Creative Content 6 Years With Getty Images, Founder of Getty Images’ Creative Research Team Lizanne Vaughan Chief People Officer 20 Years with Getty Images Daine Weston SVP, Ecommerce 12 Years with Getty Images 24 Experienced Management Team

Our Strategic Transformation Positioned Us to Deliver Growth

Since our 2019 financing, we have reoriented our strategy and made significant investments to position us for capital-light growth

Progressed Key Initiatives…

- Forged Leading Tech Partnerships to Cement Our AI Offerings
- Consistent Deleveraging of Balance Sheet
- Prioritization of Shift to High-Retention Subscriptions
- Successfully Exited Legacy Declining Products
- Restructured Sales and Support Functions
- Revamped Marketing Through SEO and iStock Growth Vector
- Migration of End-to-End Platform to the Cloud

…Which Resulted in Tangible Business Enhancements



Adjusted EBITDA[1]
30 %[2]
33 %[2]
$ 245
$ 301
2019A
2023A
Unlevered Pre-Tax FCF [3]
$ 200
$ 244
2019A
2023A
Subscription % of Mix[1]
44 %[5]
53 %
2019A
2023A
Net Leverage[1,4]
~1 x de-leverage at IPO
7.0 x
4.2 x
2019A
2023A

gettyimages iStock Unsplash

Source: Company filings as of Dec-2023 and internal financial records. Note: Adjusted EBITDA, Unlevered Pre-Tax FCF, and Net Leverage are all non-GAAP measures. Please see "Disclaimer." Additional details regarding reconciliation of each of these metrics to the nearest GAAP measure are available on Pages 44-45. [1] Adjusted EBITDA is defined as Reported EBITDA adjusted for non-recurring items and certain retired products. 2019A Revenue excludes the effect of certain retired products; see Pages 44-45 for reconciliation. [2] Represents EBITDA margin ex. certain retired products. [3] Unlevered Pre-Tax FCF is defined as Adjusted EBITDA minus Capital Expenditures. [4] Net Leverage Ratio is calculated as Net Leverage / adjusted EBITDA; Net Leverage is the face value of debt less cash & cash equivalents. [5] Excludes discontinued products.

25

31Our AI Opportunity Created with Generative AI by Getty Images 26

27 Elevating Creativity Commercially Scalable Commercially Safe & Legally Protected Compensates Creators End to End Solution Created with Generative AI by Getty Images Power of AI Powerful Pre-Shot Content Powered by NVIDIA Partnering with trusted industry leader, NVIDIA, our AI Generator pairs Getty Images' vast content and data with the latest AI technology to unlock endless possibilities for ideation and efficient commercial content creation + AI Taps Into Our Competitive Differentiation and Provides New Paths for Growth by

28 Other Generative AI Model Services Unclear Legal Protection and Data Sourcing Potential Output Degradation & Contamination With Unreleased Content Not Trained on Getty Images High Quality Content Fully Permissioned, Indemnified Content Generation Expansive Library of Training Data With High Quality, Exclusive Assets Added Each Quarter Compensates Creators, on a Recurring Basis Our Approach Allows Our Customers to Safely Tap Into the Potential of Generative AI Through a Commercially Safe and Responsibly Built Solution Quality of Outputs Limited to Quality of Inputs by Powered by NVIDIA Trained on the Highest Quality Creative Visuals (Preserving Pre-Shot / Editorial Integrity) We Are Uniquely Positioned to Benefit From AI Most Other Model Services Are Not Commercially Safe and Put Companies at Risk of Infringing Trademarks and Other Rights While Also Providing Lower Quality Outputs

29

30 Generative AI by Getty Images Builds on the Millions of Images in Our Vast Pre-Shot Library, Opening up Incredible Opportunities for Brands and Marketers to Elevate Their Creativity and Expand Efficiencies Throughout the Creative Process. This Powerful Combination of Carefully Crafted Imagery and the Latest AI Technology Allows Customers To: Tap Into the Expertise of Our Creative Directors and Content Creators Turn Unique Ideas Into Original Content Test, Learn and Iterate on Generated Content Until it’s the Perfect Match for any Visual Need Quickly Ideate on Trending Themes that Connect with Consumers Getty Images’ Unique Pre-Shot Library + Generative AI Technology Combines to Create a Powerful Tool for Content Creation

31 Our Proprietary Search Infrastructure Natural Language Queries Natural Language Processing (NLP) & Machine Learning to Contextualize Queries Augment Retrieval With Metadata Attached to Each Asset Dynamic Image Placement Algorithms to Improve Result Relevance Enhanced Search Available Cross-Platform Via API Search in Action Providing More Relevant Search Results Improves User Outcomes & Retention a group of friends in a sunny environment Creative Images Search by image or video NLP & Metadata Matching Outdoors Friendship Group of People Friendship Sunny People Joy Friendship Sunny Summer In Addition to Our Generative AI, We Are Embedding AI Across Some of Our Other Capabilities

32 Our Core Business Remains Healthy in the Age of AI LTM Total Purchasing Customers (Thousands) 46% 49% 53% 2021 2022 2023 LTM Total Active Annual Subscribers (Thousands) Subscriptions as a % of Total Revenue LTM Paid Download Volume (Millions) Source: Company filings as of Dec-2023. 1 Represents currency neutral year-over-year growth rate. 2 Excludes 2020 and 2023 growth figures. Our core KPIs remain strong, with stable fundamentals and increasing subscription penetration Purchasing customer decline due to shift to committed subscriptions 75 129 236 2021 2022 2023 89 95 95 2021 2022 2023 794 835 799 2021 2022 2023 On a currency neutral basis, revenue growth across Creative and Editorial segments has remained largely flat or positive $ 597 $ 585 $ 579 2021 2022 2023 Creative Revenue (Millions) $ 307 $ 326 $ 321 2021 2022 2023 Editorial Revenue (Millions) 2023 performance impacted by adverse impact of Hollywood strikes. Outside of 2020 (COVID) and 2023 (strikes), the business has consistently grown over the L10Y, with average annual CN growth of ~7.5%2 9.5%1 2.7%1 (0.6)%1 12.4%1 11.5%1 (1.2)%1

51Financial Highlights 1170614184, Ducan Raban/Popperfoto

34 Stable Revenue & Long-Term Growth Strong Cash Generation Customer Acquisition Efficiency Consistent. High Margin Profile Total Revenue1 Unlevered Pre-Tax Free Cash Flow1 71% 73% 2019 2023 Gross Margin Source: Company filings as of Dec-2023 and internal financial records. Note: Unlevered Pre-Tax FCF is a non-GAAP measure. Please see “Disclaimer.” Additional details regarding reconciliation of this metric to the nearest GAAP measure are available on Pages 44-45. Please refer to subsequent pages for metric methodology. 1 Figures in millions. 2 2019 CAC figure reflects changes made to our customer account aggregation in September 2022. Under prior reporting, 2019 CAC would have been $160. Customer Acquisition Cost2 The Enduring Strength of the Getty Images Platform $ 200 $ 244 2019 2023 $ 823 $ 917 2019 2023 $ 176 $ 109 2019 2023

459 503 516 532 597 585 579 276 296 294 266 14 307 326 321 16 13 13 15 15 17 $749 $815 $823 $811 $919 $926 $917 FY17A FY18A FY19A FY20A FY21A FY22A FY23A Creative Editorial Other % Growth: Revenue1 Note: Dollars in millions. Revenue for FY17 – FY20 excludes certain retired products; see Pages 44-45 for the reconciliation. 1 Stronger US Dollar relative to foreign currencies, in particular the Euro and GBP, reduced 2022 revenue growth by 490 bps. % Subscription: $532 $583 $588 $587 $671 $671 $666 71% 72% 71% 72% 73% 73% 73% FY17E FY18A FY19A FY20A FY21A FY22A FY23A % margin Revenue Less Cost of Revenue 9% 39% 1% 44% (2%) 46% 13% 36% 46% 3% ($ in millions) 1% 49% 35 1 (1%) 53% Revenue1 ($ in Millions) Revenue Less Cost of Revenue ($ in Millions) Summary Financial Overview COVID Impacted Hollywood Strike Impacted COVID Impacted Hollywood Strike Impacted

Summary Financial Overview

Adj. EBITDA[1]
($ in Millions)



10.4% CAGR (FY 2017 – FY 2023)
$167
$211
$245
$271
$309
$305
$301
22%
26%
30%
33%
34%
33%
33%
FY17A
FY18A
FY19A
FY20A
FY21A²
FY22A²
FY23A²
% margin

Unlevered Pre-Tax Free Cash Flow[3]
($ in Millions)



15.5 % CAGR (FY 2017 – FY 2023)
$ 103
$ 158
$ 200
$ 226
$ 260
$ 246
$ 244
FY17A
FY18A
FY19A
FY20A
FY21A
FY22A
FY23A

	FY17A	FY18A	FY19A	FY20A	FY21A	FY22A	FY23A
Capital Expenditures[4]	$64	$52	$46	$45	$49	$59	$57
Capital Expenditures % of Revenue[5]	8.6%	6.4%	5.5%	5.5%	5.4%	6.4%	6.2%

Note: Adjusted EBITDA and Unlevered Pre-Tax FCF are non-GAAP measures. Please see "Disclaimer." Additional details regarding reconciliation of each of these metrics to the nearest GAAP measure are available on Pages 44-45. [1] Adjusted EBITDA is defined as Reported EBITDA adjusted for non-recurring items and certain retired products. Adjusted EBITDA margin is defined as the ratio of Adjusted EBITDA to Revenue, excluding certain retired products. [2] FY21 and FY22 Adjusted EBITDA include ~$4 and $8 million of public company costs (BOD, D&O, additional headcount and audit and professional fees) respectively. FY22 and FY23 Adjusted EBITDA exclude ~$1.1 million and ~$6.4 million, respectively, of previously reclassified legal fees associated with loss on litigation. [3] Unlevered Pre-Tax Free Cash Flow is defined as Adjusted EBITDA minus Capital Expenditures. [4] Includes one-time time Capital Expenditures items of ~$7 million related to Salesforce Implementation and Platform Unification in 2017, and ~$4 million related to Cloud Migration in 2018. [5] Based on GAAP Capital Expenditures divided by revenue excluding revenue for certain retired products.

gettyimages iStock Unsplash

36

656 688 672 715 794 835 799 FY17A FY18A FY19A FY20A FY21A FY22A FY23A 30 45 53 59 75 129 236 FY17A FY18A FY19A FY20A FY21A FY22A FY23A 98.7% 101.3% 97.5% 87.9% 104.5% 100.1% 92.4% FY17A FY18A FY19A FY20A FY21A FY22A FY23A Note: The Company launched Unsplash+ during the three months ended December 31, 2022. This new Unsplash subscription is included within these KPI’s from the launch date forward. 1 Based on billed revenue. 2 Excludes downloads from Editorial Subscriptions, Editorial feeds, and certain API structured deals, including bulk unlimited deals. Excludes downloads starting in Q3’22 tied to a two-year deal signed with Amazon in July 2022, as the magnitude of the potential download volume over the deal term could result in significant fluctuations in this metric without corresponding impact to revenue in the same period. ( in thousands) 57 68 84 83 89 95 95 FY17A FY18A FY19A FY20A FY21A FY22A FY23A 37 COVID Impacted Total Purchasing Customers1 (in Thousands) Annual Paid Download Volume (in Millions) LTM Annual Subscriber Revenue Retention COVID Impacted Driven by growth in smaller subs Total Active Annual Subscribers (in Thousands) Consistent Growth Across Key Performance Indicators 2

1 A measure of the percentage of total paid customer downloaders who are video downloaders. The underlying calculation of this metric was changed vs. previously reported metrics. This change was made to exclude the impact of downloader activity from our free trial subscriptions which are skewed entirely to stills-only content. 535 322 362 400 426 458 497 FY17A FY18A FY19A FY20A FY21A FY22A FY23A 7 9 12 17 20 24 28 FY17A FY18A FY19A FY20A FY21A FY22A FY23A 14.1% 7.9% 9.2% 10.3% 10.9% 12.1% 13.1% FY17A FY18A FY19A FY20A FY21A FY22A FY23A 38 Video Attachment Rate1 Image Collection (in Millions) Video Collection (in Millions) Consistent Growth Across All Key Performance Indicators

Capital Structure and Cash Flow Priorities

Unlevered Pre-Tax Free Cash Flow[1]

($ in Millions)



$ 103
$ 159
$ 200
$ 226
$ 260
$ 245
$ 244
FY17A
FY18A
FY19A
FY20A
FY21A
FY22A[4]
FY23A[4]

Expect continued long-term growth, driven by:

- Annual Adjusted EBITDA growth
- Annual cash interest savings on $370mm incremental debt paydowns since August 2022 of ~$37mm
- Interest savings from further leverage reduction and potential refinancing of debt structure to offset the rise in interest rates

Target Net Leverage / Adjusted EBITDA[2,3]



~4.2 x
~2.5x – 3.0x
2023
Target

Expect to be within target leverage range within ~24 – 36 months[5]

Priorities for Cash Flow Spend

Pay Down Debt to De-lever the Business

Investment in Marketing to Drive Growth

Investment in Data Capabilities and Technology to Drive Product Innovation

Opportunistically Evaluate M&A

Balance Capital Structure and Shareholder Return

gettyimages iStock Unsplash

Note: Unlevered Pre-Tax FCF and Adjusted EBITDA are non-GAAP measures. Please see "Disclaimer." Additional details regarding reconciliation of each of these metrics to the nearest GAAP measure are available on Pages 44-45. [1] Unlevered Pre-Tax Free Cash Flow is defined as Adjusted EBITDA minus Capital Expenditures. [2] Net Leverage is the face value of total debt less cash & cash equivalents at December 31, 2023. [3] Adjusted EBITDA for twelve months ending December 31, 2023. [4] 2022 and 2023 Unlevered Pre-Tax Free Cash Flow was negatively impacted due to EBITDA Decline. [5] Net Leverage Target based on assumption that Company continues to generate strong free cash flow and uses excess cash flow to pay down debt.

39

($mm) Q1 2024 Q1 2023 Revenue $ 222 $ 236 % YoY Reported Growth (5.7)% 2.0% ⠀Revenue less Cost of Revenue⠀ $ 162 $ 172 Margin % 72.9% 73.1 % Adjusted EBITDA $ 7 0 $ 7 6 Adjusted EBITDA as % of Total Revenue 31.6% 32.4% Unlevered Pre-Tax Free Cash Flow1 $ 5 6 $ 6 1 40 Q1 2024: Fading Residual Headwinds Position Us For Growth For the Rest of 2024 Q1 2024 Summary Financial Overview ($ in Millions) Q1 2024 Select KPIs Q1 2024 Q1 2023 LTM Total Purchasing Customers (thousands) 769 829 LTM Growth (%) (7.2)% LTM Total Active Annual Subscribers (thousands) 262 147 LTM Growth (%) 78.2 % LTM Paid Download Volume (millions) 9 5 9 5 LTM Growth (%) 0.0 % Note: Unlevered Pre-Tax FCF and Adjusted EBITDA are non-GAAP measures. Please see “Disclaimer.” Additional details regarding reconciliation of each of these metrics to the nearest GAAP measure are available on Pages 44-45. 1 Unlevered Pre-Tax Free Cash Flow calculated as Adjusted EBITDA – Capital Expenditures. • Q1’2024 results continue to demonstrate the consistency and resiliency of our business, despite the residual effects of last year’s Hollywood strikes • Profitability: Margins remain steady with gross margin of ~73% and Adjusted EBITDA margin of ~32%, demonstrating our continued fiscal discipline • 2024 Outlook: We remain steadfastly confident in our ability to return to growth in 2024 as our headwinds dissipate and we flip the calendar to a robust Editorial season in the second half of the year • Decline in purchasing customers driven by residual headwinds in the agency segment and a continued shift from a-la-carte purchases to committed subscriptions • Stable Paid Download Volume reflects the enduring demand for our content from our global customer base • 6 th consecutive quarter of YoY Active Annual Subscriber growth &gt;50%, with YoY growth of 78.2% in Q1, with the majority of growth stemming from our e-commerce subscriptions and new customer acquisition

41 Hollywood Writers and Actors Strike Resolved Major 2024 Editorial Events Summer Olympic Games U.S. Presidential Election Copa América UEFA European Championship Macro Improvements & Tailwinds AI Revenue Streams Corporate Segment Expansion Video Consumption International Expansion Long-Term Growth Opportunities Poised for Return to Growth

42 Thank You 1609807673, d3sign

Appendix Created with Generative AI by Getty Images

GAAP vs. Non-GAAP Reconciliation

($mm)	2017A	2018A	2019A	2020A	2021A	2022A	2023A	LTM as of Q1 2024A
Reported Revenues	$ 838	$ 868	$ 847	$ 814	$ 919	$ 926	$ 917	$ 903
(-) Retired Products[1]	(89)	(53)	(24)	(3)	0	0	0	0
Revenue (Excl. Retired Products)	**$ 749**	**$ 815**	**$ 823**	**$ 811**	**$ 919**	**$ 926**	**$ 917**	**$ 903**
Adjusted Revenue Growth %		*9 %*	*1 %*	*(1)%*	*13 %*	*1 %*	*(1)%*	
Reported Net Income / (Loss)	$(109)	$(57)	$(53)	$(37)	$ 117	$(78)	$ 20	$ 30
Net Income Margin	*(13)%*	*(7)%*	*(6)%*	*(5)%*	*13 %*	*(8)%*	*2 %*	*3 %*
(+) D&A	$ 212	$ 119	$ 106	$ 99	$ 100	$ 93	$ 78	$ 73
(+) Net Interest Expense	142	142	135	125	122	117	127	129
(+/-) Income Tax Expense (Benefit)	(36)	19	30	10	19	44	(46)	(39)
Reported EBITDA	**$ 208**	**$ 223**	**$ 218**	**$ 196**	**$ 359**	**$ 177**	**$ 178**	**$ 194**
(+) Equity-Based Compensation	13	10	8	8	6	9	38	41
(+) Restructuring Costs	10	17	7	9	0	(1)	0	0
(+) Loss on Debt Ext. & Modification Expenses	0	0	7	(0)	0	3	0	0
(+) Loss on Litigation, Net of Recovery	0	0	0	0	0	1	56	58
(+) Non-Recurring Operating Expenses[2]	6	5	1	0	0	161	2	4
(+/-) FX Gains / Losses & Other Expenses[3]	(6)	(6)	19	59	(56)	(45)	28	(1)
(-) Retired Products[1]	(65)	(38)	(16)	(2)	0	0	0	0
Adjusted EBITDA	**$ 167**	**$ 211**	**$ 245**	**$ 271**	**$ 309**	**$ 305**	**$ 301**	**$ 295**
Adjusted EBITDA Growth		*26 %*	*16 %*	*11 %*	*14 %*	*(1)%*	*(1)%*	
Adjusted EBITDA Margin	*22 %*	*26 %*	*30 %*	*33 %*	*34 %*	*33 %*	*33 %*	*33 %*
Total Debt	$ 2,374	$ 2,354	$ 1,835	$ 1,829	$ 1,772	$ 1,434	$ 1,401	$ 1,386
(-) Cash & Cash Equivalents	(87)	(89)	(113)	(156)	(186)	(98)	(137)	(134)
Total Net Leverage	**$ 2,287**	**$ 2,265**	**$ 1,721**	**$ 1,672**	**$ 1,585**	**$ 1,336**	**$ 1,264**	**$ 1,252**
Net Leverage / Adjusted EBITDA	13.7 x	10.7 x	7.0 x	6.2 x	5.1 x	4.4 x	4.2 x	4.2 x
Net Leverage / Reported EBITDA	11.0 x	10.2 x	7.9 x	8.5 x	4.4 x	7.6 x	7.1 x	6.5 x
Adjusted EBITDA	$ 167	$ 211	$ 245	$ 271	$ 309	$ 305	$ 301	$ 295
(-) Capital Expenditures	(64)	(52)	(46)	(45)	(49)	(60)	(57)	(56)
Unlevered Pre-Tax Free Cash Flow	**$ 103**	**$ 158**	**$ 200**	**$ 226**	**$ 260**	**$ 245**	**$ 244**	**$ 239**

gettyimages iStock Unsplash

Note: Unlevered Pre-Tax FCF and Adjusted EBITDA are non-GAAP measures. Please see "Disclaimer".
[1] Represents the removal of the historical revenue and cost of revenue as a % of revenue for certain retired products (e.g., Rights Managed, Thinkstock, Unauthorized Use).
[2] Non-recurring expense related to the impairment of long-lived assets, accretion on leases, change in fair value of contingent consideration and income / loss from equity investments.
[3] Includes Gain/Losses on FX Currency, Gain/Losses on FV of Hedge Derivatives and Interest Income from Investments.

44

Historical Quarterly Financials & Reconciliations

	2021 Q1	2021 Q2	2021 Q3	2021 Q4	2022 Q1	2022 Q2	2022 Q3	2022 Q4	2023 Q1	2023 Q2	2023 Q3	2023 Q4	2024 Q1
Total Creative	$ 145	$ 148	$ 148	$ 156	$ 148	$ 147	$ 145	$ 145	$ 146	$ 141	$ 145	$ 146	$ 139
% YoY Reported Growth	16 %	17 %	8 %	7 %	3 %	(1)%	(2)%	(7)%	(1)%	(4)%	(0)%	0 %	(5)%
Total Editorial	$ 70	$ 72	$ 84	$ 80	$ 79	$ 83	$ 82	$ 82	$ 85	$ 80	$ 80	$ 76	$ 79
% YoY Reported Growth	1 %	28 %	24 %	10 %	12 %	15 %	(3)%	3 %	8 %	(3)%	(2)%	(8)%	(6)%
Total Other	$ 3	$ 4	$ 4	$ 4	$ 4	$ 4	$ 3	$ 4	$ 5	$ 4	$ 4	$ 4	$ 4
% YoY Reported Growth	22 %	15 %	45 %	7 %	11 %	(6)%	(19)%	14 %	18 %	11 %	22 %	7 %	(12)%
Total Revenue	$ 218	$ 224	$ 237	$ 239	$ 231	$ 233	$ 230	$ 231	$ 236	$ 226	$ 229	$ 226	$ 222
% YoY Reported Growth	10 %	21 %	13 %	8 %	6 %	4 %	(3)%	(3)%	2 %	(3)%	(1)%	(2)%	(6)%
Net Income (Loss)	$ 30	$ 13	$ 34	$ 42	$ 25	$ 39	$(118)	$(23)	$ 3	$(4)	$(18)	$ 39	$ 14
(+) D&A	25	26	25	25	25	24	24	20	20	21	21	16	15
(+) Net Interest Expense	31	31	31	30	30	30	29	28	30	32	32	32	33
(+/-) Income Tax Expense / (Benefit)	14	(3)	9	(0)	13	15	11	5	3	3	5	(58)	11
Reported EBITDA	$ 99	$ 65	$ 98	$ 96	$ 93	$ 108	$(54)	$ 30	$ 57	$ 51	$ 40	$ 30	$ 72
(+) Equity-Based Compensation	$ 2	$ 2	$ 2	$ 2	$ 2	$ 1	$ 3	$ 3	$ 6	$ 12	$ 9	$ 10	$ 9
(+) Restructuring Costs	0	0	0	0	0	0	0	0	0	0	0	0	0
(+) Loss on Debt Ext. & Modification Expenses	0	0	0	0	0	0	3	0	0	0	0	0	0
(+) Loss on Litigation, Net of Recovery[1]	0	0	0	0	0	0	0	1	0	6	46	4	2
(+) Non-Recurring Operating Expenses	(1)	0	(0)	1	3	1	162	(5)	0	0	(0)	1	3
(+/-) FX Gains / Losses & Other Expenses[2]	(25)	3	(18)	(16)	(19)	(36)	(36)	46	13	3	(15)	27	(16)
Total Adjusted EBITDA	$ 76	$ 70	$ 82	$ 82	$ 78	$ 74	$ 78	$ 76	$ 76	$ 73	$ 80	$ 72	$ 70
Adjusted EBITDA as % of Total Revenue	35 %	31 %	34 %	34 %	34 %	32 %	34 %	33 %	32 %	32 %	35 %	32 %	32 %
Subscriptions													
Subscription Revenue as % of Total Revenue	44.8%	44.3%	47.1%	46.1%	48.3%	48.2%	49.4%	50.2%	50.7%	51.8%	55.9%	54.5%	55.4%

Note: [1] Beginning in the third quarter 2023 reporting period, the Company reclassified historical legal fees associated with our warrant litigation from "Selling, general and administrative expenses" to "Loss on litigation" within the Condensed Consolidated Statements of Operations, and revised its Adjusted EBITDA calculation. [2] Fair value adjustments for our swaps and foreign currency exchange contracts, foreign exchange gains (losses) and other insignificant non-operating related expenses.

45

46 Disclaimer This presentation has been prepared for informational purposes only and is being provided by Getty Images Holdings, Inc. (the “Company”) and its consolidated subsidiaries, which includes Getty Images, Inc. for use by a limited number of parties. By accepting delivery of this presentation and/or attending the meeting where this presentation is made, you agree: (1) to keep strictly confidential the contents of this presentation and such other information and not to disclose such document, the contents thereof or any such information to any third party; (2) not to copy all or any portion of this presentation, or any such other information; and (3) to return this presentation and all such other documents and information to the Company upon its request. Any unauthorized use of this presentation is strictly prohibited. By accepting delivery hereof, you and any person reviewing this presentation agree that you will hold its contents and all related documents in the strictest confidence and that you and they will not utilize such information to the detriment of the Company or for any purpose other than as set forth herein. The information contained in this document (a) speaks only as of the date hereof and is subject to change without notice, (b) does not purport to contain all the information that may be necessary or desirable to fully and accurately evaluate an investment in the Company and (c) is not to be considered as a recommendation by the Company that any person make an investment in the Company These materials are not, and in no circumstances are they to be construed as, a prospectus, an offering memorandum, an advertisement, or a public offering of securities. In addition, these materials do not form part of any offer or invitation to sell or issue, or any solicitation of any offer to purchase or subscribe for, or any offer to underwrite or otherwise acquire any securities of the Company or any other securities, nor shall they or any part of them nor the fact of their distribution or communication form the basis of, or be relied on in connection with, any contract, commitment or investment decision in relation thereto, nor does it constitute a recommendation regarding the securities of the Company. No securities regulatory authority or similar authority has reviewed or in any way passed upon the accuracy or adequacy of such documents or the merits of any securities issued by the Company and any representation to the contrary is a criminal offense. No reliance may be placed for any purposes whatsoever on the information contained in these materials or on their completeness. No representation or warranty, express or implied, is given by or on behalf of the Company, any agent of the Company or any of such persons’ directors, officers or employees or any other person as to the accuracy or completeness of the information contained in these materials and no liability whatsoever is accepted by the Company, any agent of the Company or any of such persons’ directors, officers or employees nor any other person for any loss how so ever arising, directly or indirectly, from any use of such information or otherwise arising in connection therewith. If any recipient of these materials wishes to make an investment in the Company (each such recipient, a “prospective investor”) such prospective investor must rely on their own examination of the Company, including the merits and risks involved. Prospective investors should not construe anything in this presentation as investment, legal or tax advice. Each prospective investor should consult its own investment, legal, tax and other advisers regarding the financial, legal, tax and other aspects of any investment in the Company. This presentation includes market and industry data which was obtained from various publicly available sources and other independent third-party sources. Although the Company believes such sources to be reliable, the Company has not independently verified any of the data obtained from these sources, analyzed or verified the underlying reports relied upon or referred to by such sources, or ascertained the underlying assumptions relied upon by such sources. The Company does not make any representation as to the accuracy or completeness of such information.

47 Disclaimer (Cont’d) Forward-Looking Statements Certain statements included in this Presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of the words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this report, and on the current expectations of our management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond our control. These forward-looking statements are subject to a number of risks and uncertainties, including: our inability to continue to license third-party content and offer relevant quality and diversity of content to satisfy customer needs; our ability to attract new customers and retain and motivate an increase in spending by its existing customers; the user experience of our customers on its websites; the extent to which we are able to maintain and expand the breadth and quality of our content library through content licensed from third-party suppliers, content acquisitions and imagery captured by our staff of in-house photographers; the mix of and basis upon which we license our content, including the price-points at, and the license models and purchase options through, which we license our content; the risk that we operate in a highly competitive market; the risk that we are unable to successfully execute our business strategy or effectively manage costs; our inability to effectively manage our growth; our inability to maintain an effective system of internal controls and financial reporting; the risk that we may lose the right to use “Getty Images” trademarks; our inability to evaluate our future prospects and challenges due to evolving markets and customers’ industries; the legal, social and ethical issues relating to the use of new and evolving technologies, such as Artificial Intelligence (“AI”), including statements regarding AI and innovation momentum, including our ability to expand our AI product offerings as described herein or at all; the risk that our operations in and continued expansion into international markets bring additional business, political, regulatory, operational, financial and economic risks; our inability to adequately adapt our technology systems to ingest and deliver sufficient new content; the risk of technological interruptions or cybersecurity breaches, incidents, and vulnerabilities; the risk that any prolonged strike by, or lockout of, one or more of the unions that provide personnel essential to the production of films or television programs, such as the 2023 strike by the writers’ union and the actors' unions, could further impact our entertainment business; the inability to expand our operations into new products, services and technologies and to increase customer and supplier awareness of new and emerging products and services, including with respect to our AI initiatives; the loss of and inability to attract and retain key personnel that could negatively impact our business growth; the inability to protect the proprietary information of customers and networks against security breaches and protect and enforce intellectual property rights; our reliance on third parties; the risks related to our use of independent contractors; the risk that an increase in government regulation of the industries and markets in which we operate could negatively impact our business; the impact of worldwide and regional political, military or economic conditions, including declines in foreign currencies in relation to the value of the U.S. dollar, hyperinflation, higher interest rates, devaluation, the impact of recent bank failures on the marketplace and the ability to access credit and significant political or civil disturbances in international markets where we conduct business; the risk that claims, judgements, lawsuits and other proceedings that have been, or may be, instituted against us or our predecessors could adversely affect our business; the inability to maintain the listing of our Class A common stock on the New York Stock Exchange; volatility in our stock price and in the liquidity of the trading market for our Class A common stock; the lingering effect of the COVID-19 pandemic; changes in applicable laws or regulations; the risks associated with evolving corporate governance and public disclosure requirements; the risk of greater than anticipated tax liabilities; the risks associated with the storage and use of personally identifiable information; earnings-related risks such as those associated with late payments, goodwill or other intangible assets; our ability to obtain additional capital on commercially reasonable terms; the risks associated with being an “emerging growth company” and “smaller reporting company” within the meaning of the U. S. securities laws; risks associated with our reliance on information technology in critical areas of our operations; our inability to pay dividends for the foreseeable future; the risks associated with additional issuances of Class A common stock without stockholder approval; costs related to operating as a public company; and other risks and uncertainties identified in “Item 1A. Risk Factors” of our most recently filed Annual Report on Form 10-K. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

48 Disclaimer (Cont’d) These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this Presentation are more fully described under the heading “Item 1A. Risk Factors” in our most recently filed Annual Report on Form 10-K. The risks described under the heading “Item 1A. Risk Factors” are not exhaustive. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can we assess the impact of all such risk factors on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures In order to assist investors in understanding the core operating results that our management uses to evaluate the business and for financial planning, we present the following non-GAAP measures: (1) Adjusted EBITDA, (2) Adjusted EBITDA Margin, (3) Unlevered Pre-Tax Free Cash Flow, and (4) Net Leverage. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with U.S. GAAP. The Company believes that these measures are relevant and provide useful information widely used by analysts, investors and other interested parties in our industry to provide a baseline for evaluating and comparing our operating performance, and in the case of free cash flow and levered pre-tax free cash flow, our liquidity results. We also evaluate our revenue on an as reported (U.S. GAAP) and currency neutral basis. We believe presenting currency neutral information provides valuable supplemental information regarding our comparable results, consistent with how we evaluate our performance internally. Please see Pages 25 and 36 for definitions of such non-GAAP measures and pages 44 and 45 for reconciliations of these non-GAAP measures to the most comparable GAAP measures. Certain totals, subtotals and percentages may not reconcile due to rounding.